Filed Pursuant to Rule 497(e)

Registration No.: 002-83631

VALIC Company I (“VC I”)

International Growth Fund

(the “Fund”)

Supplement dated January 27, 2016 to the Fund’s

Prospectus dated October 1, 2015, as supplemented and amended to date

At the January 25-26, 2016 meeting (the “Meeting”) of the Board of Directors (the “Board”) of VC I, the Board approved amendments to the existing Investment Sub-Advisory Agreements between The Variable Annuity Life Insurance Company (“VALIC”) and each of American Century Investment Management, Inc. (“ACIM”) (the “ACIM Sub-Advisory Agreement”) and Massachusetts Financial Services Company (“MFS”) (the “MFS Sub-Advisory Agreement,” and together with the ACIM Sub-Advisory Agreement, the “Sub-Advisory Agreements”) with respect to the Fund.

Under the ACIM Sub-Advisory Agreement, effective on February 1, 2016, VALIC will pay ACIM a sub-advisory fee equal to an annual rate of 0.48% on the first $250 million, 0.46% on the next $250 million and 0.44% thereafter. Prior to the amendment, VALIC paid ACIM a sub-advisory fee equal to an annual rate of 0.65% on the first $250 million, 0.55% on the next $250 million and 0.50% thereafter.

Under the MFS Sub-Advisory Agreement, effective on or about February 1, 2016, VALIC will pay MFS a sub-advisory fee equal to an annual rate of 0.475% on the first $500 million, 0.425% on the next $500 million, 0.400% on the next $1 billion and 0.375% thereafter. Prior to the amendment, VALIC paid MFS a sub-advisory fee equal to an annual rate of 0.525% on the first $250 million, 0.500% on the next $250 million and 0.475% thereafter.

Under the Sub-Advisory Agreements, VALIC is solely responsible for payment of fees to ACIM and MFS, respectively, and thus the amendments do not impact any obligation of the Fund pursuant to such agreements. Furthermore, the amendment does not modify the services provided under the Sub-Advisory Agreements.

At the Meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Fund. Pursuant to the Fee Waiver Agreement, VALIC is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to VALIC under the Investment Advisory Agreement with VC I (the “Advisory Agreement”) is 0.92% of the Fund’s average daily net assets on the first $250 million, 0.87% on the next $250 million, 0.82% on the next $500 million and 0.77% thereafter. This Fee Waiver Agreement will become effective on February 1, 2016 and will continue in effect until September 30, 2017, unless earlier terminated by mutual agreement of the Board and VALIC. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Advisory Agreement. VALIC may not recoup any advisory fees waived with respect to the Fund pursuant to the Fee Waiver Agreement.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.